Modine Manufacturing Company
Annual Shareholders Meeting
Fiscal 2006/2007
July 18, 2007
9:00 am
Racine, Wisconsin

Annual Shareholders Meeting Agenda
•

Welcome
•

Introductions
•

Business meeting
–

Management proposals
–

Voting results
•

President and Chief Executive Officer’s report
•

Questions and answers
•

Adjournment of meeting

Charles Cooley
Modine Board of Directors
•

Modine Board - October 2006
•

Audit Committee Chairman (new)
•

Other Committees:
–

Pension
–

Technology
–

Corporate Governance and Nominating
•

Senior Vice President, Treasurer and CFO of
The Lubrizol Corporation, Cleveland, OH

Richard Doyle
Thanks Dick for your outstanding
contribution to Modine
Modine Board of Directors
•

Retiring after 20 years on Modine Board
•

Former Audit Committee Chairman
•

Retired - Formerly CEO and a director of three
private electrical contracting corporations, Vice
President of BorgWarner Corp., Chicago, IL,
Pres. and CEO of BorgWarner Automotive, Troy,
MI

Dr. Frank Incropera
Modine Board of Directors
•

8 years on Modine Board
•

Technology Committee Chairman
•

Other Committees:
–

Audit
–

Pension
–

Corporate Governance and Nominating
•

Clifford and Evelyn Brosey Professor and
former Dean of Mechanical Engineering of the
University of Notre Dame’s College of
Engineering, Notre Dame, IN

Frank Jones
Modine Board of Directors
•

25 years on Modine Board
•

Pension Committee Chairman
•

Other Committees:
–

Officer Nomination and Compensation
–

Technology
–

Corporate Governance and Nominating
•

Independent Management Consultant,
Tucson, AZ, Formerly Pres. and CEO of
Giddings & Lewis, Inc.

Dennis Kuester
Modine Board of Directors
•

14 years on Modine Board
•

Committees:
–

Officer Nomination and Compensation
–

Corporate Governance and Nominating
•

Chairman of the Board of Marshall & Ilsley
Corp., Chairman of M&I Marshall and Ilsley
Bank and Chairman of Metavante Corp.,
Milwaukee, WI

Vincent Martin
Modine Board of Directors
•

15 years on Modine Board
•

Committees:
–

Officer Nomination and Compensation
–

Pension
–

Technology
–

Corporate Governance
•

Retired - Formerly Chairman and CEO of
Jason Inc., Milwaukee, WI

Gary Neale
Modine Board of Directors
•

30 years on Modine Board
•

Lead Director
•

Officer Nomination and Compensation
Committee Chairman
•

Other Committees:
–

Audit
–

Technology
–

Corporate Governance and Nominating
•

Retired - Formerly Chairman, Chief Executive
Officer and Pres. of NiSource Inc., Merrillville,
IN

Marsha Williams
Modine Board of Directors
•

8 years on Modine Board
•

Committees:
–

Audit
–

Officer Nomination and Compensation
–

Corporate Governance and Nominating
•

Senior Vice President and Chief Financial
Officer of Orbitz Worldwide, Chicago, IL.

Michael Yonker
Modine Board of Directors
•

14 years on Modine Board
•

Corporate Governance and Nominating
Committee Chairman
•

Other Committees:
–

Audit
–

Officer Nomination and Compensation
•

Retired - Formerly President and CEO of
Portec, Inc., Lake Forest, IL

2006/2007 Annual Shareholders Meeting
Directors Emeriti

Earl E. Richter: 1923-2006
•

42 year Modine Career
•

1948 Started as a Junior Accountant
•

1974 Became President and CEO
- Sales $110 million
•

1995 Retired as Board Chairman
- Sales $913 million
•

“Earl had an enormous impact on Modine.
He was a true leader, entrepreneur, and
a committed family man.”

-Dave Rayburn

Brad Richardson
Executive
Vice President,
Finance
and CFO
4 years
with Modine
Jim Rulseh      Regional
Vice
President
- Asia
30 years with Modine
Modine Officers
Tom Burke
Executive Vice President
and COO
2 years with Modine

Klaus Feldmann
Regional
Vice
President
- Europe
11 years with Modine
Modine Officers
Chuck Katzfey
Regional
Vice
President -
Americas

20 years with Modine
Dean Zakos
Vice President, General
Counsel and Secretary
25 years with Modine

Margaret Kelsey
Vice President, Finance,
Corporate Treasury,
Business Development
and Assistant Secretary
6 years with Modine
Greg Troy
Vice President and Chief
Human Resources
Officer
 1 year with Modine
Modine Officers
Dr. Tony De Vuono
Vice President and Chief
Technology Officer
11 years with Modine

Robert Kampstra
Corporate Controller
1 year with Modine
Modine Officers
Gary Fahl
Vice
President,
Environmental,
Safety and
Security
26 years with
Modine

2006/2007 Annual Shareholders Meeting
David B. Rayburn
President and Chief Executive Officer

Management Proposals
•

To elect three members to the Board of Directors. The Board
has nominated Charles P. Cooley, Gary L. Neale, and David B. Rayburn
to serve on the Board of Directors until
the annual meeting of shareholders in 2010.
•

Approve the Modine Manufacturing Company 2007 Incentive
Compensation Plan.
•

To ratify the appointment of PricewaterhouseCoopers LLP as the
Company’s independent registered public accounting firm.

2006/2007 Annual Shareholders Meeting
CEO Report
David B. Rayburn
President and Chief Executive Officer

Forward-Looking Statements
Statements made in this presentation regarding future matters are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those regarding a positive impact from new business programs, accretive acquisitions, acceleration of technology, achievement of cost reductions, expansion into niche markets, refocus in global manufacturing footprint, increased cash flow and continued financial returns are based on
Modine's current expectations. Modine's actual results, performance or achievements may differ materially from those expressed or implied in these statements because of certain risks and uncertainties, including international economic changes and challenges; market acceptance and demand for new products and technologies; the ability of Modine to integrate the acquired operations and employees in a timely and cost-effective manner; the ability of Modine, its customers and suppliers to achieve projected sales and production levels; unanticipated product or manufacturing difficulties; and other factors affecting the company’s business prospects discussed in filings made by the company, from time to time, with the SEC including the factors discussed in item 1A, Risk
Factors, and in the “Cautionary Factors” section in Item 7 of the company's most recent Annual Report on Form 10-K and its periodic reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
In addition, with regard to non-GAAP financial information, Modine provides definitions and a reconciliation of such information to GAAP financial information in the earnings press release that accompanies these slides.
Modine's financial results, as reported herein, are preliminary and subject to possible adjustments.

Agenda - CEO Report
•

State of the Company - Key Messages
•

Business Environment
•

Fiscal 2007 Results
•

Fiscal 2008 Guidance
•

Changing the Business Model
•

Intermediate Term View
•

Conclusion

State of the Company - Key Messages
•

Significant headwinds
–

Material costs (aluminum, copper, nickel)
–

Customer pricing
–

Structural cost challenges
–

Cyclical downturn in the North American truck market
•

Company is responding - changing the business model
–

Organizational structure
–

Manufacturing realignment
–

Rationalization - markets, customers, products
–

Technology acceleration
•

Fiscal 2008 - expect improved operating margins
–

Raising guidance
–

The future is bright

$31
$30
$29
$28
$27
$26
$25
2003
2004
2005
2006
2007

2005
2006
2007
2008 Assumptions
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
$ per pound
$1.25
Copper

24
12
0
Nickel

Oil Cooler Average Sales Price
Business Environment
•

Sixth consecutive year
of global economic growth
•

Global competition intensifies
–

Unprecedented margin
compression
•

China and India - rapid
expansion continues
–

7 to 10 percent
GDP growth
–

Significant growth
in consumption of
raw materials
•

Copper, aluminum,
nickel

0.60
0.25
0.10
0.05
Standards For 2010
Standards For 2007
1
2
2.6
3
4
6
6
2002
Particulate
NO

100
80
60
40
20
0
1997
2000
2003
2006

European Federation for TRANSPORT and ENVIRONMENT

Emission
Reduction
Highly engineered solutions
Engines
Powertrain
Fuel cells
Chillers
Growth opportunities
Oil Prices
Next generation products
Fuel Mileage
Standards
Green Opportunities
“Green” initiatives

2007

2006

(in millions, except per share amounts)
* From continuing operations as reported
Fiscal 2007 Results
•

Sales

$1,757

$1,629

•

Earnings

$42

$61

•

EPS

$1.31

$1.78

•

Cash flow

$102

$129

•

Debt to capital

26.7%

23.8%

•

Return on invested capital

7.2%

9.7%

1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
2002
2003
2004
2005
2006
2007

Commercial Products

Europe
Americas

Asia

* From continuing operations as reported
$1.8 Billion
Sales*
$1.80B
0
Fiscal 2007 - Sales
•

2002-2007
13.5% annual growth
•

2007 - Record revenues
•

2007 - 8% increase vs. 2006
–

Global agriculture and
construction market
strength
–

New program launches
–

North American truck
market pre-buy
–

Radiadores Visconde,
Ltda. acquisition

$1.79
$0.99
$1.04
$1.78
Earnings Per Share*
$1.31
0
$0.70
$
* From continuing operations as reported
Fiscal 2007 - Earnings
2007 Results
•

Significant impact of raw
material and price pressures -
($1.03)
•

Repositioning and restructuring
costs - ($0.27)
•

Tax rate and planning benefits
- $0.47

Fiscal 2006
Volume
Commodity prices
Materials pass through
Pricing
Operating performance
Repositioning
Other
Income tax
Fiscal 2007

15.9
(10.3)
(9.1)
14.8
 5.8
 (40.8)
22.7
(17.5)
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
$42.3
$60.8
Earnings
($ in Millions)
Fiscal 2007 - Earnings Components

160
140
120
100
80
60
40
20
0
2002
2003
2004
2005
2006
2007

Working capital focus

2002-2007
–

57 → 53 Days sales
outstanding
–

6.4 → 12.8 Inventory
turns
2007 Results
•

Lower overall income
performance
Priority Uses of Cash
(listed in order)
•

Invest for profitable growth
•

Acquisitions
•

Dividends
•

Share buyback
$180M
Cash Flow From Operations
($ Millions)
Net Income
$102M
Fiscal 2007 - Cash Flow

300
270
240
210
180
150
120
90
60
30
0
2002
2003
2004
2005
2006
2007

$
Debt
$ Millions
10%
20%
30%
15%
25%
5%
$179
Debt to Capital
%
Debt to
Capital
0%
35%
40%
Remain Conservatively Financed
Provides Future Flexibility
Industry average
Fiscal 2007 - Debt to Capital
Debt
•

Higher level due to acquisitions
and share repurchases
Debt to Capital
•

Ratio of 26.7 percent
•

Target is to remain below 40
percent
Other Financial Obligations
•

U.S. defined benefit plan
funding improved in
fiscal 2007 - $12 million

20
15
10
5
0
2002
2003
2004
2005
2006
2007

14%
12%
10%
8%
6%
4%
2%
0%
2002
2003
2004
2005
2006
2007

4.0
3.0
2.0
1.0
0.0
2002
2003
2004
2005
2006
2007

Gross Margin
Operating Margin
23
Sales Relative to Investments - Capital Turns
Margins
ROACE
6.7%
9.0%
9.7%
7.2%
5.9%
TARGET
4.1%
Net Impact of
Commodities
•

ROACE - function of margins and capital
turns
•

Margin decline in 2007 related to raw
materials increases and pricing
•

Improved capital turns 2002-2007
Fiscal 2007 - Return on Average Capital Employed (ROACE)

Key messages
•

Increased fiscal 2008 guidance
•

Stabilization of margins despite weakness in the North American truck market
•

Overall growth in pre-tax earnings
•

Positive impact of SG&A initiatives
•

Capital spending remains high in support of the manufacturing realignment
These expectations are subject to a number of assumptions and other factors, and would change significantly if the assumptions change, or if developments transpire outside the company’s control.
Fiscal 2008 Guidance
Guidance Summary

Fiscal 2007

                      Fiscal 2008

         Low

     High
Net sales

$1.72 billion

$1.70 billion

$1.80 billion
Gross margin (%)

16.2

16.0

 16.5

Operating margin (%)

2.7

 3.1

  3.7
Pre-tax earnings

$   45 million

$  46 million

$  52 million
Tax rate (%)

13.8

27

23
Earnings per fully diluted share

$ 1.21

$ 1.05

$1.25
Capital spending

$   83 million

$  85 million

$105 million
Depreciation

$   70 million

$  75 million

$  80 million

Drives significant new business wins
Changing the Business Model
•

Organizational structure
•

Manufacturing realignment
•

Rationalization - markets, customers, products
•

Technology acceleration
Gross Margins 18-20%
SG&A  11.5%
Asset Turns  2.5
ROACE 11-12%

Organizational Structure
Changing the Business Model
•

Goal
–

Respond to the globalization of markets and customers
–

Optimize asset utilization and performance
–

SG&A cost challenge (10 percent reduction)
•

New business structure (November 2006)
–

Five global product groups
•

Powertrain Cooling, Engine, Passenger Thermal Management, Commercial Products, Fuel
Cell
–

Regional operations accountability
–

Global / regional customer management
•

Support staff globalization
–

Technology
(applications, new product development, research)
–

Purchasing
(low cost countries, supplier consolidation, standardization)
–

Information systems - global SAP platform
–

Finance and others
•

Further actions under review

Manufacturing Realignment
Changing the Business Model
•

New capacity in low cost countries (LCC)
–

Regional growth and LCC sourcing ($60 million investment)
•

 China (2), Hungary, India, Mexico
•

North American “scale” expansion
–

Four closings announced (Clinton, Jackson, Richland, Toledo)
–

Reducing floor space (20 percent)
–

Consolidation/scale (Camdenton, Harrodsburg, Jefferson City, McHenry, Pemberville)
•

Other actions
–

Closed Taiwan plant and exited computer market
–

Purchased Brazil joint venture
•

Modine Production System launch
–

Focus - leadership engagement in driving continuous improvement
–

Consistent approach globally
–

Multiple tools
•

Lean, Kaizen, value stream mapping, Six Sigma

Gyöngyös, Hungary
Nuevo Laredo, Mexico
Changzhou,China
Chennai, India
New Capacity

Rationalization - markets, customers, products
Changing the Business Model
•

Market and product evaluation
–

Exit products and markets
•

Taiwan - high volume computer business
•

Electronics cooling business
–

Detailed reviews and exit non-strategic product lines
–

Automotive - 36 to 25 percent of total sales
–

Acquisitions
•

Four in the past three years (WinniaMando in South Korea, Airedale in U.K.,
Transpro Heavy Truck in U.S., and Radiadores
Visconde in Brazil)
•

Continue to evaluate - mature process
•

Commercial strategies and discipline
–

Partnerships aligned with Modine technology focus
–

Leverage technology and diversification model
–

Strategic and profitability hurdles by market, product, region
–

Commercial balance with customers
–

Align with technology focused customers

Technology Acceleration
Changing the Business Model
•

Key attribute of Modine history - Innovation and commercial success
–

Spirex, serpentine products, donut oil cooler, BetaWeld Radiator, Parallel Flow (PF)
condenser
•

New board technology committee
•

Intellectual property alignment with product roadmaps
•

World-class R&D facilities
•

Expanding predictive modeling capability and capacity
•

New and expanded structure and processes
–

Applications (0-4 years)
–

New product development - Pull (3-5 years)
–

Research and Development - Push (4-15 years)

Freightliner Module
Applications (0-4 years)
•

2007 product - 30-40 percent heat transfer performance increase
vs. 2002, plus higher pressures and temperatures
•

Cooling module mounted to the engine
instead of chassis
•

Radiator struts and other mounting
hardware eliminated or simplified
•

Improved serviceability
•

Improved airflow
•

More efficient engine cooling,
resulting in reduced module weight

Air Cooled EGR Cooler
New Product Development - Pull (3-5 years)
•

Intent - to remove the EGR cooler heat load
from the coolant circuit by cooling it with
air from a separate air stream
•

Engine or remote mounted (patent applied for)
•

Several customers very interested
–

Agriculture, truck, construction markets
•

Technical and commercial
feasibility has been demonstrated

Next Generation Powertrain Cooling and Heat Transfer Technology
Research and Development --- Push (4-15 years)
•

New design and process
–

Tubes

- Mill design
–

Inserts

- Roll forming
–

Headers

- Attachment methods
–

Tanks
•

Application
–

Radiators

- Charge-air coolers
–

Condensers

- Oil coolers
•

Markets
–

Commercial vehicles - auto - off-highway
•

Features
–

Higher performance per volume
–

Weight/material reduction
–

Higher operating pressures
–

Process cost reduction
•

Results
–

Breakthrough technology - next generation
–

Intellectual property (26 patent applications, 14 patents in process)
–

Responds to customer needs - emissions, performance, packaging
–

Market differentiation
–

Production target 2009-2012

Technology Acceleration - Green Opportunities
Changing the Business Model
•

Environmental “green” opportunities = profitable growth
–

Engine systems
–

High efficiency chillers
–

Idle-off systems
–

Waste heat recovery
–

Solid oxide fuel cells

100 kW
27 kW of Thermal Energy
to Radiator (~100 C)
41 kW of Mechanical Energy
to drive Vehicle
32 kW of Thermal
Energy in Exhaust
(~600 C)
Design Objective
A 10% recovery of exhaust
energy would be a 7% gain
in fuel economy
Active program with several customers
Waste Heat Recovery
Technology Acceleration - “Green” Opportunities

Solid Oxide Fuel Cell (SOFC) Technology
Technology Acceleration - “Green” Opportunities
•

Fuel Cell Group formed in 2000 (incubator R&D)
•

Initial focus on PEM fuel cells
•

Continued activities PEM, fuel processing and SOFC
•

Significant inventory of Intellectual Property (knowledge and patents)
•

Solid Oxide Fuel Cell (SOFC) focus
–

Stationary applications
•

Distributed generation (DG)
•

Micro-combined heat and power (CHP)
•

Auxiliary power units (APU)
–

Systems from 1 kW to 2 MW
–

Heat transfer content significant
•

15 percent to 30 percent system cost
–

Key relationships
•

BloomEnergy
•

CeresPower
•

And others
•

Expectations - 10 percent of sales within five years

20
15
10
5
0
2002
2003
2004
2005
2006
2007
2008
2010

14%
12%
10%
8%
6%
4%
2%
0%
2002
2003
2004
2005
2006
2007
2008
2009
2010

4.0
3.0
2.0
1.0
0.0
2002
2003
2004
2005
2006
2007
2008
2010

Gross Margin
Operating Margin
23
Sales Relative to Investments - Capital Turns
Margins
ROACE
6.7%
9.0%
9.7%
7.2%
5.9%
TARGET
4.1%
•

Industry fundamentals remain challenging
•

North American truck build rate recovery
•

Plans in place to address challenges
–

Changing the business model
•

Reconfigure the organization
•

Realign the manufacturing
footprint
•

Build advantaged positions or
exit
•

Accelerate technology
innovations
Intermediate Term View

Conclusion
•

Solid financial framework
–

Right metric in place - Return on Average Capital Employed
•

Strong management team
•

Building strong relationships
•

Outstanding new technology
•

“Green” initiatives drive opportunity and growth
•

Changing business model
–

Will drive right results

2006/2007 Annual Shareholders Meeting